UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Emerging Markets
Equity Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Emerging Markets Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	34.49%	27.46%	27.08%	7.85%
Class B	33.44%	26.46%	26.05%	6.98%
Class C	33.43%	26.47%	26.06%	7.01%
MSCI Emerging Markets Index+	35.42%	29.51%	28.50%	8.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/06	$ 25.35	$ 24.34	$ 24.39
10/31/05	$ 20.26	$ 19.66	$ 19.70
Distribution Information: Twelve Months: Capital Gain Distributions as of 10/31/06	$ 1.64	$ 1.64	$ 1.64
Class A Lipper Rankings — Emerging Markets Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	86	of	210	41
3-Year	104	of	176	59
5-Year	77	of	145	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,676	$19,517	$31,232	$20,060
	Average annual total return	26.76%	24.97%	25.58%	7.21%
Class B	Growth of $10,000	$13,044	$20,022	$31,716	$19,628
	Average annual total return	30.44%	26.04%	25.97%	6.98%
Class C	Growth of $10,000	$13,343	$20,230	$31,838	$19,688
	Average annual total return	33.43%	26.47%	26.06%	7.01%
MSCI Emerging Markets Index+	Growth of $10,000	$13,542	$21,722	$35,036	$22,339
	Average annual total return	35.42%	29.51%	28.50%	8.37%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Emerging Markets Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	34.90%	27.77%	27.40%	8.13%
MSCI Emerging Markets Index+	35.42%	29.51%	28.50%	8.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 25.58
10/31/05	$ 20.38
Distribution Information: Twelve Months: Capital Gain Distributions as of 10/31/06	$ 1.64
Class S Lipper Rankings — Emerging Markets Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	82	of	210	39
3-Year	97	of	176	55
5-Year	70	of	145	48
10-Year	41	of	65	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Equity Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,490	$20,859	$33,566	$21,859
	Average annual total return	34.90%	27.77%	27.40%	8.13%
MSCI Emerging Markets Index+	Growth of $10,000	$13,542	$21,722	$35,036	$22,339
	Average annual total return	35.42%	29.51%	28.50%	8.37%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 982.90	$ 978.70	$ 978.70	$ 984.60
Expenses Paid per $1,000*	$ 9.65	$ 13.91	$ 13.72	$ 8.10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,015.48	$ 1,011.14	$ 1,011.34	$ 1,017.04
Expenses Paid per $1,000*	$ 9.80	$ 14.14	$ 13.94	$ 8.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Emerging Markets Equity Fund	1.93%	2.79%	2.75%	1.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Emerging Markets Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Emerging Markets Equity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Oliver S. Kratz

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2002.

Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

Over 11 years of investment industry experience.

BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1996.

Over 21 years of investment industry experience.

MBA, New York University.

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Portfolio manager for global emerging markets fund and other international products.

Previously, head of the Pacific Basin portfolio selection team and serves as an Asian country and sector analyst before joining the Emerging Markets team.

BS, Boston College.

In the following interview, Co-Manager Terrence Gray discusses DWS Emerging Markets Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2006.

Q: How did emerging-markets stocks perform during the annual period?

A: The asset class provided an outstanding return during the past year, as measured by the 35.42% return of the fund's benchmark, the MSCI Emerging Markets Index.1 In comparison, the broader global markets — as measured by the MSCI World Index — returned 21.32%.2 The emerging markets' outperformance is not limited to the past year; the asset class has outperformed the global markets over longer-term time periods, as well:

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets.

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

	1-year	3-year	5-year	10-year	15-year
MSCI Emerging Markets Index	35.42%	29.51%	28.50%	8.37%	10.30%
MSCI World Index	21.32%	15.88%	10.39%	7.57%	8.55%

Performance is historical and no guarantee of future results

Internal and external factors have both played an important part in the rally in emerging-markets equities. Looking first at the external dynamics, a benign global interest rate environment, robust economic growth worldwide and the strength exhibited by commodity prices, all were supportive of the asset class. Developments specific to the emerging markets also have been exceptionally positive. Many governments have embraced fiscal restraint, which has led to lower interest rates, falling debt and increased investor confidence. At the same time, strong economic growth has stimulated the development of a middle class with rising spending power across all regions. This has been a positive for banks, consumer stocks and other companies that stand to benefit as people seek to improve their standard of living. On the corporate level, rising earnings and the increasing adoption of shareholder-friendly management practices have made overseas investors more enthusiastic about investing in the emerging markets.

This powerful combination of a favorable external environment and the continuation of positive trends on the local level has provided a very supportive foundation for emerging-market equities, both in the past year and throughout the multi-year rally in this asset class.

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares for the 12-month period ended October 31, 2006, was 34.49%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund's return was slightly below both the 35.42% return of the benchmark and the 34.70% average return of the 210 funds in its Lipper peer group, the Emerging Markets Funds category.3

3 The Emerging Markets Funds category is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging-market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What holdings helped performance during the period?

A: The top individual performer in the fund was Hynix Semiconductor, Inc., a smaller Korean technology company. The bulk of its contribution came in the fourth quarter of 2005, when the stock rose on news of bullish earnings estimates for 2006. We elected to sell the position at a profit in September when the stock was at a 12-month high.

PT Bank Mandiri, Indonesia's biggest lender by assets, saw strong gains throughout the third quarter, thanks to lower interest rates, an improvement in the bank's bad-loan recovery rate and increased loan demand in Indonesia. Also in financials, the Mexican company Grupo Financiero Banorte SA de CV delivered a gain on the strength of better-than-expected earnings, robust loan growth and encouraging trends from its consumer and mortgage portfolios.

Another substantial contributor was the Russian energy company OAO Gazprom, a top 10 holding in the fund. The stock was the beneficiary of heavy buying from Western investors when its weighting was increased in the MSCI Emerging Markets Index. In addition, news that the company's oil reserves are nearly equal to those of ExxonMobil further aided its stock price.

Gol-Linhas Aereas Inteligentes SA, the Brazilian airliner, was the fifth-largest contributor to performance. The stock jumped early in the second quarter on news of record quarterly earnings and an expanded number of flights made available to consumers. A midair collision in September hurt its share price slightly, but the company continued to see growth in passenger traffic over the past year.

Q: What holdings detracted from performance during the year?

A: The largest detractor from performance was the Korean automaker Ssangyong Motor Co., which released disappointing earnings at the end of the first quarter due in part to decreasing domestic sales and rising oil prices. The value of its exports was also negatively impacted by the stronger Korean currency, which made its cars more expensive for overseas buyers. We have eliminated the stock from the portfolio. Shares of the Taiwanese computer chip manufacturer Asustek Computer, Inc. fell sharply in May on declining estimates for global personal computer sales. The company was forced to cut its shipments of notebook computers as excess inventory in Europe suppressed prices. Shares of the Taiwan-based company Bank of Kaohsiung fell early in 2006 as investors became concerned whether better asset quality would lead to improving profitability for government banks. We elected to sell the position late in the third calendar quarter following a recovery in the stock. Rounding out the list of top five detractors was the Brazilian telecommunications stock Tele Norte Leste Participacoes SA.* The stock declined on news of slowing growth in Brazil's wireless phones market, a time when Brazilian equities were under pressure from concerns about US interest rates.

* As of October 31, 2006, the position was sold.

Q: In what areas of the market have you been finding opportunities?

A: Domestic consumption growth and the emergence of a middle class have been dominant themes in the fund for some time, and we continue to find outstanding values in this area. Some of the fund's largest holdings in consumer stocks are in Brazil, Russia, China and South Africa, and we have also been building significant positions in Southeast Asian markets over the past year. Our investments in Thailand, Indonesia and the Philippines have increased, providing exposure to a number of strong earnings stories.

Looking first at Brazil, we believe the country's consumer sector continues to offer an attractive combination of value and growth as the effects of higher real wages, lower interest rates and rising job creation have lifted the purchasing power of this historically impoverished mass market. We therefore maintain exposure to Lojas Renner SA, a fashion retailer, and Natura Cosmeticos SA, a cosmetics company that has captured a large share of a growing market through its focus on products containing natural Brazilian ingredients.

The Russian consumer has also been an area of emphasis for the fund. Russia is a country of 143 million people who represent a burgeoning consumption class, yet much of investors' focus in recent years has been on the country's enormous natural resource reserves in oil, gas and precious metals. We see this focus transitioning as the market recognizes the tremendous wealth creation that has resulted from the current commodities boom. Job creation, disposable income growth and increased consumer confidence are driving a surge in domestic consumption, and the Russian retail market is now one of the fastest-growing in the world as a result. However, we believe the sector is still only in the early growth phase, and consumption trends may continue to accelerate, particularly in the less-developed regional cities. Given that much of the initial growth has been in Moscow and St. Petersburg, we see the ongoing expansion of the Russian economy having a greater impact in the country's 88 regional provinces over the next few years. As in many other developing economies, we expect economically empowered consumers to move towards a healthier diet and lifestyle, which could further drive retail sales growth. We have therefore been adding to the fund's position in Pyaterochka Holding NV, one of Russia's leading retailers, over the past year. We believe Pyaterochka is uniquely positioned in the major cities of Russia with a fast-growing regional franchise. We continue to search for other attractive ways to tap into this fast-developing consumer economy.

Turning to Asia, Thailand dominated headlines in September following a recent military coup that overthrew the government of Prime Minister Thaksin. This is clearly not the Western-style democratic process one would hope for, but we regard this move as a necessary action to end the political stalemate and rampant corruption of the past year. While the coup is a setback for the country's democratic development, we believe this action is an important step in routing out corruption and establishing a workable constitution. Additionally, economic spending programs have been put on hold due to the corruption and political squabbles, and these now look set to move forward in the near term. Leading economic indicators have also picked up, with consumer confidence rising and the stock market returning to precoup levels. We believe Thailand remains one of the most attractively valued markets in the asset class. We therefore remain overweight in Thailand, where the fund's top positions are Bangkok Bank PCL and Krung Thai Bank PCL.4

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Elsewhere in Asia, one of the largest positions in the portfolio is PT Bank Mandiri, Indonesia's leading bank. The company is in the final stages of cleaning up bad loans from the financial crisis in 1997, and we believe it is moving from a recovery phase to one of growth. Consumer loans remain underpenetrated in Indonesia, and we therefore hope to see a meaningful pick-up in mortgages, auto loans and credit cards over the next 12 months. Mandiri provides exposure to this emerging class of bank customers and their consumption demands. In the Philippines, the fund owns SM Investments Corp., a conglomerate operating in property, financials and retailing. The Philippines also has witnessed a dramatic turnaround. We believe this once-moribund economy is transforming into a dynamic growth engine, and SM Investments offers us an exposure to this trend. The company has an excellent track record of corporate governance and is a way to take advantage of rising consumer spending.

Finally, a thorough review of profitability and growth trends in the banking sector has enabled us to identify the Mexican, Thai, Turkish and Brazilian markets as being attractive. We believe these markets offer the right combination of rising credit growth, strong deposit franchises and limited asset quality concerns, as well as substantially underdeveloped banking systems with room to grow. Stocks such as Mexico's Grupo Financiero Banorte SA de CV, Turkiye Is Bankasi of Turkey, Unibanco-Uniao de Banco Brasileiros SA in Brazil and Bangkok Bank PCL in Thailand therefore continue to be featured in the portfolio.

Q: Do you have any closing thoughts for investors?

A: As we head into the end of the calendar year, we are taking stock of the significant price gains in many of the fund's investments. While we remain steadfast in our belief that many of the companies in our universe remain undervalued, some stocks have generated considerable returns and have reached our price targets. We are maintaining our strict selling discipline by taking profits in these holdings and redeploying funds into stocks that we believe are more attractively valued. For example, our proprietary screens have begun to identify some potential opportunities in the Middle East and sub-Saharan Africa. We believe that these frontier emerging markets offer many of the characteristics we seek: mispriced companies with quality management teams and identifiable competitive advantages. We are currently conducting research on companies in the region, and we will be organizing some regional trips to further explore these ideas.

From our perspective, the long-term outlook for the emerging markets remains positive. Reasons for optimism include attractive valuations, dramatically improved economic/credit fundamentals and a process of globalization that we believe will only intensify. We believe all of these factors should be supportive of the asset class for the years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary October 31, 2006

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/06	10/31/05

Pacific Basin	45%	45%
Latin America	21%	19%
Europe	18%	14%
Africa	9%	10%
Other	7%	12%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	10/31/06	10/31/05

Financials	21%	16%
Energy	17%	13%
Information Technology	14%	18%
Telecommunication Services	14%	16%
Consumer Discretionary	12%	12%
Industrials	8%	7%
Materials	6%	12%
Consumer Staples	4%	2%
Health Care	3%	3%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (25.0% of Net Assets)
1. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	3.6%
2. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	3.5%
3. OAO Gazprom Extracts, transports and sells natural gas	Russia	3.2%
4. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	2.7%
5. America Movil SA de CV Provider of wireless communications services	Mexico	2.4%
6. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	2.4%
7. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	2.1%
8. Philippine Long Distance Telephone Co. Provider of telecommunication services	Philippines	1.8%
9. Kookmin Bank Provider of commercial banking services	Korea	1.7%
10. Unibanco-Uniao de Bancos Brasileiros SA Provider of banking services	Brazil	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 97.9%
Austria 1.1%
Erste Bank der oesterreichischen Sparkassen AG (Cost $2,826,961)	49,200	3,350,057
Bermuda 0.9%
Credicorp Ltd. of Peru (Cost $1,948,731)	67,800	2,861,160
Brazil 12.3%
Banco Bradesco SA (ADR) (Preferred) (a)	88,800	3,178,152
Companhia Vale do Rio Doce (ADR) (Preferred)	339,000	7,363,080
Diagnosticos da America SA*	100,800	1,976,932
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	86,800	2,703,820
Lojas Renner SA	220,800	2,762,191
Natura Cosmeticos SA	129,100	1,778,403
Petroleo Brasileiro SA (ADR)	126,400	11,219,264
Santos-Brasil SA (Unit)*	190,300	2,034,962
Unibanco-Uniao de Bancos Brasileiros SA (ADR)	64,800	5,103,000
(Cost $34,041,456)		38,119,804
Chile 0.4%
Inversiones Aguas Metropolitanas SA (ADR) 144A (Cost $1,214,141)	60,700	1,338,727
China 4.1%
China Merchants Bank Co., Ltd. "H"*	1,117,500	1,744,387
China Shenhua Energy Co., Ltd. "H"	1,214,000	2,132,289
Industrial & Commercial Bank of China "H"*	3,280,000	1,467,675
PetroChina Co., Ltd. "H"	2,244,000	2,469,866
PetroChina Co., Ltd. (ADR) (a)	7,800	861,042
Shanghai Electric Group Co., Ltd. "H"	6,102,400	2,149,948
Xinao Gas Holdings Ltd.	1,786,500	1,798,629
(Cost $11,303,222)		12,623,836
Colombia 0.6%
Bancolombia SA (ADR) (REG S) (Preferred) (Cost $1,443,320)	55,500	1,696,635
Czech Republic 1.0%
Zentiva NV (Cost $2,998,333)	55,009	3,142,544
Egypt 0.5%
Orascom Construction Industries (Cost $1,207,929)	33,753	1,459,883
Hong Kong 3.3%
AAC Acoustic Technology Holdings, Inc.*	1,422,000	1,654,721
China Mobile (Hong Kong) Ltd. (ADR) (a)	104,200	4,249,276
CNOOC Ltd.	2,785,700	2,342,550
Norstar Founders Group Ltd.	5,049,100	1,993,100
(Cost $7,124,129)		10,239,647
Hungary 0.8%
MOL Magyar Olaj-es Gazipari Rt. (Cost $2,633,223)	26,100	2,594,965
India 3.4%
Bharti Airtel Ltd.*	294,400	3,777,992
Canara Bank Ltd.	248,500	1,641,110
Infosys Technologies Ltd.	72,400	3,366,769
Sintex Industries Ltd.	422,335	1,812,486
(Cost $6,749,801)		10,598,357
Indonesia 3.7%
PT Bank Mandiri	16,888,900	5,050,453
PT Indosat Tbk	703,100	401,220
PT Indosat Tbk (ADR) (a)	86,800	2,512,860
PT Medco Energi Internasional Tbk	5,060,500	1,846,493
PT Telekomunikasi Indonesia "B"	1,730,500	1,595,193
(Cost $8,707,777)		11,406,219
Israel 2.7%
Africa-Israel Investments Ltd.	25,000	1,767,837
ECI Telecom Ltd.*	159,700	1,184,974
Elbit Systems Ltd.	58,800	1,854,091
NICE Systems Ltd. (ADR)*	57,300	1,763,121
Teva Pharmaceutical Industries Ltd. (ADR) (a)	50,500	1,664,985
(Cost $7,582,216)		8,235,008
Kazakhstan 0.5%
KazMunaiGas Exploration Production (GDR) 144A* (Cost $1,644,072)	112,300	1,680,008
Korea 13.8%
Hyundai Department Store Co., Ltd.	28,700	2,403,216
Hyundai Mobis	23,200	2,265,216
Hyundai Motor Co.	28,940	2,352,671
Kookmin Bank (ADR)	66,900	5,309,184
NHN Corp.*	22,500	2,232,688
POSCO (ADR)	44,200	3,116,984
Samsung Electronics Co., Ltd.	16,670	10,809,626
Samsung Engineering Co., Ltd.	43,200	1,978,328
Samsung Fire & Marine Insurance Co., Ltd.	24,100	3,734,253
Shinhan Financial Group Co., Ltd.	71,900	3,315,526
SK Corp.	53,300	3,908,761
Woongjin Coway Co., Ltd.	51,660	1,356,949
(Cost $37,794,029)		42,783,402
Luxembourg 1.8%
Millicom International Cellular SA* (a)	49,800	2,484,024
Tenaris SA (ADR)	79,500	3,067,905
(Cost $4,696,157)		5,551,929
Malaysia 2.0%
Kuala Lumpur Kepong Bhd.	511,100	1,637,199
Resorts World Bhd.	956,900	3,117,621
Starhill Real Estate Investment Trust (REIT)	5,167,500	1,273,306
(Cost $5,766,722)		6,028,126
Mexico 6.9%
America Movil SA de CV "L" (ADR)	176,300	7,557,981
Fomento Economico Mexicano SA de CV (ADR)	42,000	4,060,980
Grupo Aeroportuario del Sureste SAB de CV (ADR)	48,100	1,824,433
Grupo FAMSA SA "A"*	556,900	1,786,446
Grupo Financiero Banorte SA de CV "O"	1,191,100	4,319,231
Grupo Televisa SA (ADR)	68,600	1,693,048
(Cost $14,570,737)		21,242,119
Morocco 0.8%
ONA SA (Cost $2,171,801)	14,900	2,367,053
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A* (Cost $544,701)	31,000	576,290
Philippines 2.5%
Philippine Long Distance Telephone Co. (ADR) (a)	114,700	5,460,867
SM Investments Corp.	393,200	2,208,989
(Cost $5,083,959)		7,669,856
Russia 9.2%
Golden Telecom, Inc.	31,000	1,147,310
LUKOIL (ADR)	79,400	6,415,520
Novolipetsk Steel (GDR) 144A	111,737	2,257,088
OAO Gazprom (ADR)	24,338	1,030,958
OAO Gazprom (ADR) (REG S)	212,312	8,993,536
OAO TMK (GDR) 144A*	29,300	739,825
OAO Vimpel-Communications (ADR)* (a)	37,900	2,501,021
Pyaterochka Holding NV (GDR) 144A*	137,600	3,050,592
Surgutneftegaz (ADR) (a)	39,700	2,513,010
(Cost $24,171,916)		28,648,860
South Africa 7.3%
Aspen Pharmacare Holdings Ltd.*	232,800	1,059,037
Gold Fields Ltd.	244,300	4,046,102
Lewis Group Ltd.	417,600	3,186,600
MTN Group Ltd.	262,100	2,383,940
Naspers Ltd. "N"	127,100	2,300,007
Network Healthcare Holdings Ltd.*	894,500	1,517,903
Sasol Ltd.	57,800	1,983,620
Steinhoff International Holdings Ltd.*	876,300	2,855,076
Truworths International Ltd.	927,500	3,248,532
(Cost $24,373,868)		22,580,817
Taiwan 10.1%
Asustek Computer, Inc.	2,086,100	5,067,475
Cathay Financial Holding Co., Ltd.	1,034,808	2,006,618
Chungwha Telecom Co., Ltd.	1,046,666	1,793,610
High Tech Computer Corp.	60,400	1,498,083
Hon Hai Precision Industry Co., Ltd.	1,266,887	8,207,866
Powerchip Semiconductor Corp.	3,166,996	1,951,850
Siliconware Precision Industries Co.	1,945,532	2,468,289
SinoPac Financial Holdings Co., Ltd.	4,939,400	2,494,759
Taiwan Chi Cheng Enterprise Co., Ltd.	534,000	1,420,789
Yageo Corp.*	4,300,000	1,577,152
Yuanta Core Pacific Securities Co.	2,273,939	1,592,868
Yulon Motor Co., Ltd.	1,154,570	1,143,723
(Cost $28,701,155)		31,223,082
Thailand 4.9%
Bangkok Bank PCL (Foreign Registered)	1,275,200	4,171,012
Bangkok Expressway PCL (Foreign Registered)	2,511,400	1,608,665
Central Pattana PCL (Foreign Registered)	2,492,900	1,488,096
Krung Thai Bank PCL (Foreign Registered)	11,764,500	4,168,681
Thai Airways International PCL (Foreign Registered)	1,337,400	1,749,784
True Corp. PCL (Foreign Registered)*	8,025,000	1,837,411
(Cost $13,321,839)		15,023,649
Turkey 2.4%
Turkcell Iletisim Hizmetleri AS (ADR) (a)	228,155	3,294,558
Turkiye Is Bankasi "C"	659,600	4,277,386
(Cost $8,153,590)		7,571,944
United Kingdom 0.7%
Lonmin PLC (Cost $2,120,537)	40,164	2,223,361
Total Common Stocks (Cost $262,896,322)		302,837,338

Preferred Stocks 0.7%
Brazil
Net Servicos de Comunicacao SA* (Cost $1,754,260)	202,500	2,059,514
Rights 0.0%
Brazil 0.0%
Net Servicos de Comunicacao SA, Expiration Date 11/30/2006 (Cost $351)	18,411	6,104
Thailand 0.0%
True Corp. PCL* (Cost $0)	324,062	0
Total Rights (Cost $351)		6,104

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 5.32% (b) (c) (Cost $21,083,605)	21,083,605	21,083,605

Cash Equivalents 0.5%
Cash Management QP Trust, 5.31% (d) (Cost $1,530,493)	1,530,493	1,530,493
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $287,265,031)+	105.9	327,517,054
Other Assets and Liabilities, Net	(5.9)	(18,092,630)
Net Assets	100.0	309,424,424

* Non-income producing security.

+ The cost for federal income tax purposes was $287,354,304. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $40,162,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,994,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,832,231.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $20,693,287 which is 6.6% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $264,650,933) — including $20,693,287 of securities loaned	$ 304,902,956
Investment in Daily Assets Fund Institutional (cost $21,083,605)*	21,083,605
Investment in Cash Management QP Trust (cost $1,530,493)	1,530,493
Total investments in securities, at value (cost $287,265,031)	327,517,054
Cash	575,304
Foreign currency, at value (cost $1,955,559)	1,958,102
Receivable for investments sold	1,549,575
Dividends receivable	238,853
Interest receivable	10,776
Receivable for Fund shares sold	119,950
Foreign taxes recoverable	116,183
Other assets	23,945
Total assets	332,109,742
Liabilities
Payable for investments purchased	637,070
Payable for Fund shares redeemed	127,619
Payable upon return of securities loaned	21,083,605
Accrued management fee	254,460
Deferred foreign taxes payable	285,098
Other accrued expenses and payables	297,466
Total liabilities	22,685,318
Net assets, at value	$ 309,424,424
Net Assets
Net assets consist of: Undistributed net investment income	855,658
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $285,098)	39,966,925
Foreign currency related transactions	3,253
Accumulated net realized gain (loss)	76,910,265
Paid-in capital	191,688,323
Net assets, at value	$ 309,424,424

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($89,641,091 ÷ 3,536,773 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 25.35
Maximum offering price per share (100 ÷ 94.25 of $25.35)	$ 26.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,173,117 ÷ 253,611 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 24.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,970,891 ÷ 490,746 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 24.39
Class S Net Asset Value, offering and redemption price(a) per share ($201,639,325 ÷ 7,881,625 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.58

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $834,075)	$ 6,404,451
Interest — Cash Management QP Trust	241,248
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	55,665
Interest	8,107
Other Income*	4,329
Total Income	6,713,800
Expenses: Management fee	3,482,511
Administration fee	102,652
Services to shareholders	511,548
Custodian and accounting fees	624,818
Distribution service fees	385,465
Auditing	68,076
Legal	101,892
Directors' fees and expenses	12,846
Reports to shareholders and shareholder meeting	119,524
Registration fees	62,105
Other	275,458
Total expenses before expense reductions	5,746,895
Expense reductions	(197,087)
Total expenses after expense reductions	5,549,808
Net investment income (loss)	1,163,992
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $118,792)	77,991,932
Foreign currency related transactions (including foreign taxes of $16,686)	(478,957)
77,512,975
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign taxes of $205,616)	(3,229,756)
Foreign currency related transactions	24,172
(3,205,584)
Net gain (loss) on investment transactions	74,307,391
Net increase (decrease) in net assets resulting from operations	$ 75,471,383

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 1,163,992	$ 1,371,445
Net realized gain (loss) on investment transactions	77,512,975	35,988,326
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,205,584)	12,512,012
Net increase (decrease) in net assets resulting from operations	75,471,383	49,871,783
Distributions to shareholders: Net investment income: Class A	—	(275,942)
Class AARP	—	(36,894)
Class S	—	(728,883)
Net realized gains: Class A	(6,882,331)	—
Class B	(343,936)	—
Class C	(701,456)	—
Class AARP	(885,264)	—
Class S	(10,375,182)	—
Fund share transactions: Proceeds from shares sold	81,264,700	102,960,655
Net assets acquired in tax-free reorganization	137,847,772	—
Reinvestment of distributions	16,645,469	737,694
Cost of shares redeemed	(215,503,881)	(67,906,063)
Redemption fees	20,013	40,136
Net increase (decrease) in net assets from Fund share transactions	20,274,073	35,832,422
Increase (decrease) in net assets	76,557,287	84,662,486
Net assets at beginning of period	232,867,137	148,204,651
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $855,658 and $165,336, respectively)	$ 309,424,424	$ 232,867,137

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 20.26	$ 15.61	$ 13.25	$ 8.69	$ 8.28
Income (loss) from investment operations: Net investment income (loss)[a]	.06[d]	.10	.08	.04	(.04)
Net realized and unrealized gain (loss) on investment transactions	6.67	4.63	2.29	4.52	.45
Total from investment operations	6.73	4.73	2.37	4.56	.41
Less distributions from: Net investment income	—	(.08)	(.02)	—	—
Net realized gains on investment transactions	(1.64)	—	—	—	—
Redemption fees	.00*	.00*	.01	.00*	.00*
Net asset value, end of period	$ 25.35	$ 20.26	$ 15.61	$ 13.25	$ 8.69
Total Return (%)[b]	34.49[c,d]	30.48[c]	18.00[c]	52.47[c]	4.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	84	49	16	8
Ratio of expenses before expense reductions (%)	1.93	2.05	2.06	2.19	2.18
Ratio of expenses after expense reductions (%)	1.92	1.98	1.99	2.16	2.18
Ratio of net investment income (loss) (%)	.26[d]	.59	.56	.38	(.57)
Portfolio turnover rate (%)	145	126	146	182	115

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.66	$ 15.20	$ 12.98	$ 8.58	$ 8.25
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)[d]	(.03)	(.02)	(.04)	(.12)
Net realized and unrealized gain (loss) on investment transactions	6.44	4.49	2.23	4.44	.45
Total from investment operations	6.32	4.46	2.21	4.40	.33
Less distributions from: Net realized gains on investment transactions	(1.64)	—	—	—	—
Redemption fees	.00*	.00*	.01	.00*	.00*
Net asset value, end of period	$ 24.34	$ 19.66	$ 15.20	$ 12.98	$ 8.58
Total Return (%)[b]	33.44[c,d]	29.34[c]	17.10[c]	51.28[c]	4.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	2	2.64
Ratio of expenses before expense reductions (%)	2.89	3.03	2.91	2.97	2.98
Ratio of expenses after expense reductions (%)	2.79	2.76	2.75	2.93	2.98
Ratio of net investment income (loss) (%)	(.61)[d]	(.19)	(.20)	(.39)	(1.37)
Portfolio turnover rate (%)	145	126	146	182	115

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.70	$ 15.23	$ 13.01	$ 8.60	$ 8.26
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)[d]	(.03)	(.02)	(.04)	(.12)
Net realized and unrealized gain (loss) on investment transactions	6.44	4.50	2.23	4.45	.46
Total from investment operations	6.33	4.47	2.21	4.41	.34
Less distributions from: Net realized gains on investment transactions	(1.64)	—	—	—	—
Redemption fees	.00*	.00*	.01	.00*	.00*
Net asset value, end of period	$ 24.39	$ 19.70	$ 15.23	$ 13.01	$ 8.60
Total Return (%)[b]	33.43[c,d]	29.35[c]	17.06[c]	51.28[c]	4.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	8	3	2	1
Ratio of expenses before expense reductions (%)	2.77	2.89	2.86	2.95	2.96
Ratio of expenses after expense reductions (%)	2.73	2.75	2.76	2.92	2.96
Ratio of net investment income (loss) (%)	(.55)[d]	(.18)	(.21)	(.38)	(1.35)
Portfolio turnover rate (%)	145	126	146	182	115

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 20.38	$ 15.71	$ 13.34	$ 8.73	$ 8.29
Income (loss) from investment operations: Net investment income (loss)[a]	.12[c]	.14	.11	.07	(.03)
Net realized and unrealized gain (loss) on investment transactions	6.72	4.66	2.31	4.54	.47
Total from investment operations	6.84	4.80	2.42	4.61	.44
Less distributions from: Net investment income	—	(.13)	(.06)	—	—
Net realized gains on investment transactions	(1.64)	—	—	—	—
Redemption fees	.00*	.00*	.01	.00*	.00*
Net asset value, end of period	$ 25.58	$ 20.38	$ 15.71	$ 13.34	$ 8.73
Total Return (%)	34.90[b,c]	30.67[b]	18.34[b]	52.81[b]	5.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	128	89	65	38
Ratio of expenses before expense reductions (%)	1.76	1.89	1.93	1.92	1.91
Ratio of expenses after expense reductions (%)	1.67	1.76	1.76	1.90	1.91
Ratio of net investment income (loss) (%)	.51[c]	.81	.79	.64	(.30)
Portfolio turnover rate (%)	145	126	146	182	115

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Emerging Markets Equity Fund (formerly Scudder Emerging Markets Fund) (the "Fund"), is a diversified series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Maryland Corporation.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 30,077,557
Undistributed net long-term capital gains	$ 47,827,573
Net unrealized appreciation (depreciation) on investments	$ 40,162,750

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 9,828,185	$ 1,041,719
Distributions from long-term capital gains	$ 9,359,984	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $429,439,171 and $454,310,486, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement.

For the period from November 1, 2005 to April 16, 2006, the management fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	1.250%
Over $500 million of such net assets	1.200%

For the period from April 17, 2006 through June 30, 2006, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	1.100%
Next $500 million of such net assets	1.075%
Over $750 million of such net assets	1.050%

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 1.13% of the Fund's average daily net assets.

For the period from November 1, 2005 through June 30, 2006, and through April 16, 2006 for Class S shares, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.75%
Class B	1.75%
Class C	1.75%
Class S	1.75%

For the period from April 17, 2006 through March 13, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class S Shares at 1.55% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

For the period from July 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.85%
Class B	2.75%
Class C	2.71%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class B	2.74%
Class C	2.74%

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through October 31, 2006, the Advisor received an Administration Fee of $102,652, of which $25,768 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 121,810	$ 10,571	$ 30,504
Class B	16,563	5,468	1,617
Class C	21,738	4,412	3,631
Class AARP	25,740	4,142	—
Class S	225,386	167,494	—
	$ 411,237	$ 192,087	$ 35,752

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective July 1, 2006, these fees are now paid under the Administrative Service Agreement. For the period from November 1, 2005 through June 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $192,581.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 43,573	$ 3,865
Class C	82,344	7,126
	$ 125,917	$ 10,991

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 218,984	$ 32,662.24%
Class B	14,196	2,748.24%
Class C	26,368	4,949.24%
	$ 259,548	$ 40,359

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006, aggregated $5,972.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and Class C shares aggregated $17,155 and $7,165, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, SDI received $151 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,040, of which $6,600 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $5,000, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,179,390	$ 27,572,188	3,270,075	$ 58,883,243
Class B	163,307	3,688,512	146,218	2,655,908
Class C	246,012	5,557,632	281,793	5,138,679
Class AARP*	297,116	6,993,087	288,583	5,477,648
Class S	1,608,168	37,453,281	1,667,558	30,805,177
		$ 81,264,700		$ 102,960,655
Shares issued in tax-free reorganization
Class S	5,580,758	$ 137,847,772	—	$ —
Shares issued to shareholders in reinvestment of dividends
Class A	245,257	$ 5,277,856	4,746	$ 79,980
Class B	14,599	303,661	—	—
Class C	28,349	590,799	—	—
Class AARP*	38,026	824,422	1,890	32,026
Class S	445,463	9,648,731	36,979	625,688
		$ 16,645,469		$ 737,694
Shares redeemed
Class A	(2,023,662)	$ (47,346,884)	(2,278,846)	$ (42,096,068)
Class B	(125,656)	(2,818,099)	(97,472)	(1,749,457)
Class C	(170,045)	(3,788,497)	(109,171)	(1,929,837)
Class AARP*	(218,969)	(5,032,285)	(96,335)	(1,760,736)
Class S	(6,615,095)	(156,518,116)	(1,110,238)	(20,369,965)
		$ (215,503,881)		$ (67,906,063)
Shares converted*
Class AARP	(594,986)	$ (13,076,282)	—	$ —
Class S	595,176	13,076,282	—	—
		$ —		$ —
Redemption fees		$ 20,013		$ 40,136
Net increase (decrease)
Class A	(599,015)	$ (14,492,630)	995,975	$ 16,874,799
Class B	52,250	1,174,655	48,746	906,514
Class C	104,316	2,360,009	172,622	3,208,848
Class AARP*	(478,813)	(7,567,904)	194,138	3,755,092
Class S	1,614,470	38,799,943	594,299	11,087,169
		$ 20,274,073		$ 35,832,422

* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $4,329 from the Advisor for its settlement portion, which is equivalent to $0.00035 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. Acquisition of Assets

On April 13, 2006, the Fund acquired all of the net assets of Scudder New Asia Fund, Inc., pursuant to a plan of reorganization approved by shareholders on March 21, 2006. The acquisition was accomplished by a tax-free exchange of 8,759,833 shares of Scudder New Asia Fund, Inc., for 5,580,758 Class S shares of the Fund outstanding on April 13, 2006. Scudder New Asia Fund's net assets at that date of $137,847,772, including $24,490,845 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $300,654,235. The combined net assets of the Fund immediately following the acquisition were $438,502,007.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Emerging Markets Equity Fund (formerly Scudder Emerging Markets Growth Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.80 per share from net long-term capital gains during its year ended October 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $52,705,000 as capital gain dividends for its year ended October 31, 2006, at which 100% represents 15% rate gains.

The Fund paid foreign taxes of $870,672 and earned $1,746,900 of foreign source income during the year ended October 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended October 31, 2006.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeIM and its predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 3rd of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	23337R 106	23337R 205	23337R 304
Fund Number	479	679	779
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SEMGX
Fund Number	2079

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Emerging Markets Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EMERGING MARKETS EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$71,500	$128	$0	$0
2005	$60,600	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006